SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 10, 1997


                              Providian Corporation
             (Exact name of Registrant as Specified in its Charter)

       Delaware                       1-6701                      51-0108922
(State or Other jurisdiction (Commission File Number)            (IRS Employer
 of Incorporation)                                          Identification No.)


Providian Center, 400 West Market Street, Louisville,  Kentucky       40202
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (502) 560-2000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

         The Registrant merged with LT Merger Corp., a wholly owned subsidiary of AEGON N.V., pursuant to which the Registrant was the surviving corporation and became a wholly owned subsidiary of AEGON N.V., effective as of 5:30 p.m., eastern daylight time, on June 10, 1997. In accordance with the Amended and Restated Plan and Agreement of Merger and Reorganization, dated as of December 28, 1996, as amended, the Registrant's stockholders became entitled to receive
 .434417 Common Shares of AEGON N.V. for each share of the Registrant's Common Stock held by them at the effective time. In connection with the merger, AEGON N.V. is issuing approximately 41,379,353 Common Shares in exchange for Providian Common Stock, of which approximately one half will be newly issued shares and the remaining shares were acquired from AEGON's majority shareholder, Vereniging AEGON. Cash will be paid for any fractional shares.

         Immediately prior to the effective time of the merger between the Registrant and AEGON N.V., the Registrant's banking operations were spun off as a separate company, Providian Financial Corporation, including its subsidiaries, in accordance with the Agreement and Plan of Distribution Agreement dated as of December 28, 1996 between the Registrant and Providian Financial Corporation (formerly known as Providian Bancorp). Stockholders of the Registrant are entitled to receive as a dividend one share of Providian Financial Corporation for each share of the Registrant's Common Stock held by them as of the close of business on June 10, 1997.

Item 2.  Acquisition or Disposition of Assets.

         The information in Item 1 above is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)           UNAUDITED PRO FORMA FINANCIAL DATA

The unaudited pro forma information set forth below gives effect to the Distribution of Providian's banking operations, known as Providian Bancorp, as a separate company, now known as Providian Financial Corporation, as if the Distribution had been consummated on March 31, 1997 for balance sheet presentation purposes and at the beginning for each period presented for income statement purposes.

The pro forma adjustments reflecting the consummation of the Distribution are based upon the assumptions set forth in the Notes hereto. This pro forma financial information should be read in conjunction with the historical financial statements of Providian Corporation and Providian Bancorp.

The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Distribution been consummated on the date, or at the beginning of the periods, for which the consummation of the Distribution is being given effect.

The Unaudited Pro Forma Condensed Consolidated Statements include the following columns:

     "Providian Corporation Historical" represents Providian as previously reported in quarterly and annual reports.

     "Distribution--Historical Providian Bancorp" includes previously presented quarterly and annual report information as disclosed in Providian's reports.

     "Distribution--Pro Forma Adjustments" represents transactions required by the Merger and Distribution Agreements.

     "Pro Forma Providian Corporation after Distribution" represents the portion of Providian remaining after the Distribution of Providian Bancorp.


        Pro Forma Condensed Consolidated Statement of Financial Condition

                                 March 31, 1997
                             (Dollars in millions)
                                    (UNAUDITED)
                                                                                           Distribution             Pro Forma
                                                                                  ---------------------------        Providian
                                                                    Providian      Historical                      Corporation
                                                                  Corporation       Providian       Pro Forma            after
                                                                   Historical       Bancorp(A)    Adjustments     Distribution
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments:
   Bonds and stocks available for sale, at fair value of $11,289     $ 11,341                                        $11,341
   Trading account securities, at fair value                              108                                            108
   Commercial mortgage loans                                            2,801                                          2,801
   Residential mortgage loans                                           2,562                                          2,562
   Consumer loans, net                                                  2,643        $(2,643)        $                    --
   Policy loans                                                           488                                            488
   Other investments                                                      838           (305)                            533
                                                                      -------------------------------------------------------
Total Investments                                                      20,781         (2,948)                         17,833

Cash and cash equivalents                                               1,598           (973)           (98)(C)          527
Deferred policy and loan acquisition costs                              1,533            (34)                          1,499
Value of insurance in force purchased                                     232                                            232
Goodwill                                                                  200                                            200
Separate account assets                                                 3,537                                          3,537
Other assets                                                            1,098           (193)                            905
                                                                     -------------------------------------------------------
Total Assets                                                         $ 28,979       $ (4,148)         $ (98)         $24,733
                                                                     =======================================================

Liabilities and Shareholders' Equity

Liabilities
Benefit reserves and other policy liabilites                         $  4,206                                         $4,206
Individual annuity reserves                                             5,452                                          5,452
Group annuity deposits                                                  7,155                                          7,155
Banking deposits                                                        2,993       $(2,993)                              --
Separate account liabilities                                            3,537                                          3,537
Long-term debt issued by:
   Corporate                                                              668                          $(95)(C)          573
   Bancorp                                                                 50            (50)                             --
Deferred federal income tax                                               337             45                             382
Other liabilities                                                       1,253           (527)                            726
                                                                      -------------------------------------------------------
Total Liabilities                                                      25,651         (3,525)           (95)          22,031

Commitments and Contingencies

Providian Bancorp-Obligated Mandatorily
  Redeemable Capital Securities of Subsidiary
  Trust Holding Soley Junior Subordinated
  Deferrable Interest Debentures of Providian Bancorp                     160           (160)                             --

Company-Obligated Mandatorily Redeemable
  Preferred Securities of Providian LLC                                   100                                            100

Shareholders' Equity
Common stock, $1 par:                                                     115                                            115
Additional paid-in capital                                                 46                                             46
Net unrealized investment gain                                             36                                             36
Retained earnings                                                       3,200           (463)             (3)(C)       2,734
Common stock held in treasury - at cost: 20.7 million shares             (321)                                          (321)
Unearned restricted stock                                                  (8)                                            (8)
                                                                       ------------------------------------------------------
Total Shareholders' Equity                                               3,068           (463)            (3)           2,602
                                                                       ------------------------------------------------------
Total Liabilities and Shareholders' Equity                            $ 28,979       $ (4,148)         $ (98)         $24,733
                                                                       ======================================================



              Pro Forma Condensed Consolidated Statement of Income
                 for the year ended December 31, 1996

                 (Dollars in millions except per common share)
                                  (UNAUDITED)

                                                                                            Distribution                Pro Forma
                                                                                    -----------------------------       Providian
                                                                        Providian    Historical                       Corporation
                                                                      Corporation     Providian        Pro Forma            after
                                                                       Historical       Bancorp (A)  Adjustments     Distribution
------------------------------------------------------------------------------------------------------------------------------------
Revenues:
   Premiums and other considerations                                      $ 1,199                                         $ 1,199
   Investment income, net of expenses                                       1,932        $(596)                             1,336
   Consumer loan servicing fees                                               281         (281)                                --
   Realized investment gain                                                     4                                               4
   Other income, net                                                          206         (131)                                75
                                                                         ----------------------------------------------------------
Total Revenues                                                              3,622       (1,008)                             2,614

Benefits and Expenses:
   Benefits and claims                                                        919         (141)                               778
   Increase in benefit and contract reserves                                  816                                             816
   Commissions, net                                                            87                                              87
   General, administrative and other expenses, net                            767         (530)            $(3)(B)            234
   Amortization of deferred policy and loan acquistion cost,                   --
         value of life insurance in force purchased and goodwill              298          (45)                               253
   Interest expense                                                           111          (50)                                61
                                                                          ---------------------------------------------------------
Total Benefits and Expenses                                                 2,998         (766)             (3)             2,229
Income before Federal Income Tax                                              624         (242)              3                385
Federal Income Tax                                                            183          (83)              1                101
                                                                         ----------------------------------------------------------
Net Income before Dividends on Company-Obligated
   Mandatorily Redeemable Preferred Securities of Providian LLC               441         (159)              2                284
Dividends on Company-Obligated Mandatorily Redeemable
   Preferred Securities of Providian LLC                                        6                                               6
                                                                          ---------------------------------------------------------
Net Income                                                                  $ 435         (159)        $     2           $    278
                                                                          =========================================================
Net Income Per Common Share                                                 $4.64       $(1.70)        $  0.02           $   2.96
                                                                          =========================================================





              Pro Forma Condensed Consolidated Statement of Income
                   for the three months ended March 31, 1997

                 (Dollars in millions except per common share)
                                  (UNAUDITED)

                                                                                    Distribution         Pro Forma
                                                                             ------------------------    Providian
                                                                  Providian  Historical                Corporation
                                                                 Corporation  Providian     Pro Forma        after
                                                                  Historical    Bancorp(A) Adjustments Distribution
-------------------------------------------------------------------------------------------------------------------
Revenues:
   Premiums and other considerations                                $    304                                  $ 304
   Investment income, net of expenses                                    495     $(155)                         340
   Consumer loan servicing fees                                           91       (91)                          --
   Realized investment gain                                                3                                      3
   Other income, net                                                      58       (39)                          19
                                                                     ----------------------------------------------
Total Revenues                                                           951      (285)                         666

Benefits and Expenses:
   Benefits and claims                                                   241       (44)                         197
   Increase in benefit and contract reserves                             216                                    216
   Commissions, net                                                       20                                     20
   General, administrative and other expenses, net                       218      (160)           $(1)(B)        57
   Amortization of deferred policy and loan acquistion cost,
         value of life insurance in force purchased and goodwill          65        (7)                          58
   Interest expense                                                       21        (6)                          15
                                                                    -----------------------------------------------
Total Benefits and Expenses                                              781      (217)            (1)          563
Income before Federal Income Tax                                         170       (68)             1           103
Federal Income Tax                                                        50       (23)                          27
                                                                    -----------------------------------------------
Net Income before Dividends on Mandatorily Redeemable
    Preferred Securities                                                 120       (45)             1            76

Dividends on Capital Securities of Subsidiary Trust Holding Solely
      Junior Subordinated Deferrable Interest Debentures of
       Providian Bancorp                                                   2        (2)                          --

Dividends on Company-Obligated Mandatorily Redeemable
   Preferred Securities of Providian LLC                                   1                                      1
                                                                    ------------------------------------------------
Net Income                                                           $   117   $   (43)        $   1          $  75
                                                                    ================================================
Net Income Per Common Share                                          $  1.24   $ (0.46)        $0.01          $0.79
                                                                    ================================================




                              PRO FORMA ADJUSTMENTS

Adjustments to the unaudited pro forma condensed consolidated balance sheet as of March 31, 1997 and statements of income for the periods ended December 31, 1996 and March 31, 1997 to give effect to the Distribution are summarized below.

(A)  The Distribution of Providian Bancorp.

(B) The removal of general and administrative costs, and related tax effects, of Providian's Chief Operating Officer and Strategic Planning Officer who, according to the Distribution Agreement, transferred to Providian Bancorp.

(C) Redemption of $95 million of 8.75% Sinking Fund Debentures at a price of $98 million, net of related tax effects, due to early repayment required by the Distribution. The actual redemption occurred in May 1997.

         (c)  Exhibits.

2.1 Amended and Restated Plan and Agreement of Merger and Reorganization, dated as of December 28, 1996, among Providian Corporation, AEGON N.V. and LT Merger Corp., incorporated by reference to Exhibit 2.1 to the Registration Statement on Form F-4 of AEGON N.V.
     (Registration Number 333-25395)


2.2 Amendment dated as of April 15, 1997 to the Amended and Restated Plan and Agreement of Merger and Reorganization dated as of December 28, 1996, among AEGON N.V., LT Merger Corp. and Providian Corporation, incorporated by reference to the supplement dated April 16, 1997 to the Proxy Statement/Prospectus, filed by AEGON N.V. pursuant to Rule 424(b) under the Securities Act of 1933 and by the Registrant pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934.

2.3      Agreement  and Plan of  Distribution  dated  December  28, 1996 between
         Providian Corporation and Providian Financial Corporation (formerly known as Providian Bancorp Inc.), incorporated by reference to Exhibit
         2.2 of the Registration Statement on Form F-4 of AEGON N.V. (Registration Number 333-25395).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROVIDIAN CORPORATION


                                   By:_________________________________
                                      Name:  Robert L. Walker
                                      Title:    Senior Vice President - Finance


                               Date: June 23, 1997

                                Index to Exhibits


Number            Description

2.1 Amended and Restated Plan and Agreement of Merger and Reorganization, dated as of December 28, 1996, among Providian Corporation, AEGON N.V. and LT Merger Corp., incorporated by reference to Exhibit 2.1 to the Registration Statement on Form F-4 of AEGON N.V.
                 (Registration  Number 333-25395)

2.2 Amendment dated as of April 15, 1997 to the Amended and Restated Plan and Agreement of Merger and Reorganization dated as of December 28, 1996, among AEGON N.V., LT Merger Corp. and Providian Corporation, incorporated by reference to the supplement dated April 16, 1997 to the Proxy
                  Statement/Prospectus, filed by AEGON N.V. pursuant to Rule 424(b) under the Securities Act of 1933 and by the Registrant pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934.

2.3 Agreement and Plan of Distribution dated December 28, 1996 between Providian Corporation and Providian Financial Corporation (formerly known as Providian Bancorp Inc.), incorporated by reference to Exhibit 2.2 of the Registration Statement on Form F-4 of AEGON N.V.
                 (Registration Number 333-25395).